John Hancock Funds II
Supplement dated December 19, 2008
to the Lifestyles Prospectuses dated May 1, 2008
Lifestyle Aggressive Fund
Lifestyle Balanced Fund
Lifestyle Conservative Fund
Lifestyle Growth Fund
Lifestyle Moderate Fund
Under the Goal and strategy section, the full paragraph regarding rebalancing of the Funds’ assets to maintain target percentages in the underlying funds is amended and restated as follows:
“Within the prescribed percentage allocation, the subadviser selects the percentage level to be maintained in specific underlying funds. The subadviser may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.”